UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08426

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2012

Date of reporting period: December 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein International Growth Fund

December 31, 2011

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the
Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your
AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at
www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”)
website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the
Commission’s Public Reference Room in Washington, DC; information on the operation of the Public
Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

February 16, 2012

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein International Growth Fund (the “Fund”) for the semi-annual reporting period ended December 31, 2011.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in an international portfolio of equity securities of companies selected by AllianceBernstein L.P. (the “Adviser”) for their growth potential within various market sectors. Examples of the types of market sectors in which the Fund may invest include, but are not limited to, information technology (which includes telecommunications), healthcare, financial services, infrastructure, energy and natural resources, and consumer groups.

The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the U.S. The Fund invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Fund’s investments among countries or regions also will be a product of the stock selection process rather than a predetermined allocation. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Fund’s portfolio will tend to emphasize investments in larger capitalization companies, although the

Fund may invest in smaller or medium capitalization companies. The Fund normally invests in approximately 90-130 companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

Investment Results

The table on page 5 provides the performance results for the Fund and its benchmarks, the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World (ex-U.S.) Index (net and gross) and the MSCI World (ex-U.S.) Index (net) for the six- and 12-month periods ended December 31, 2011.

For the six-month period ended December 31, 2011, the Fund declined in absolute terms and modestly underperformed its benchmarks, before sales charges, with security selection responsible for most of the deficit. Sector positioning was positive and partially offset some of the losses, while currency selection was negative.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	1

Stock selection in the UK, Taiwan and Canada undercut relative performance, as did an overweight exposure to the German markets. Stock selection in South Korea and Belgium, along with overweight exposure to the UK markets, contributed to performance.

For the 12-month period, the Fund declined in absolute terms and lagged behind its benchmarks, before sales charges, with security selection again driving the deficit, although country positioning tempered some of the underperformance. Currency selection was negative, and stock selection in the UK, Switzerland and Russia detracted. Overweight exposure to the UK markets, as well as stock selection in Japan and Belgium, boosted relative performance.

The Fund employed derivatives including futures for hedging purposes, which detracted from performance for the six-month period and added to performance for the 12-month period; and currencies for hedging and non-hedging purposes, which added for the six-month period and detracted for the 12-month period.

Market Review and Investment Strategy

The rally in the global equity markets that started in the latter half of 2010 came to an abrupt end in May 2011, as heightened risk aversion caused investors to pull back sharply. With U.S. fiscal problems mounting, the European debt crisis widening and threatening to weaken the broader economy of the euro area, plus slower growth in emerging markets, the global economic outlook grew increasingly uncertain. Consequently, business and consumer confidence eroded and the financial markets fluctuated wildly on rising volatility. A rescue plan for the euro area put forth in October by European leaders offered a brief respite from the market’s slump. The market upturn proved to be short-lived, however, as investors deemed the plan to be insufficient to arrest debt pressure and, moreover, feared that the situation was escalating to dangerous new levels amid signs that the contagion was spreading from the region’s peripheral economies to its core ones. Encouraging U.S. economic data suggesting that the world’s largest economy may be gaining momentum, coupled with the preemptive, coordinated actions of the world’s leading central banks, including the U.S. Federal Reserve and the European Central Bank, to avert both a liquidity shortage in the global financial system and the undercapitalized European banking system, eased investor concerns.

In managing the Fund, the International Growth Portfolio Oversight Group (the “Team”) navigated through the current market turmoil by focusing on companies with solid, durable growth, sustainable competitive advantages and high return on invested capital. In developed markets, the Team limited European sovereign debt risk by avoiding the mature, over-leveraged European financial institutions and investing instead in banks where market penetration and leverage are low. The Team continued to underweight the Japanese market

2	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

due to the lack of high-return growth companies. As the greater part of world growth is coming from emerging markets, the Team found opportunities both in companies domiciled in rapidly expanding regions of the developing world, as well as in advanced-market companies with high or increasing exposure to emerging markets. The longer-term growth of these holdings is bolstered by exposure to powerful long-term secular trends, such as the rising affluence and elevated spending habits of the middle class consumer in developing countries. The Team continues to engage in intense analysis of downside risks in identifying companies with high growth rates, healthy levels of profitability and valuations that, in the Team’s view, do not adequately capture their upside potential. This approach is starting to gain traction: over the 12-month period ended December 31, 3011, the Fund’s return on equity has increased, suggesting more certain growth ahead.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	3

HISTORICAL PERFORMANCE

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged MSCI AC World (ex-U.S.) Index (net and gross) nor the unmanaged MSCI World (ex-U.S.) Index (net) reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World (ex-U.S.) Index (free float-adjusted market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the U.S. The MSCI World (ex-U.S.) Index (free float-adjusted market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. Net returns include the reinvestment of dividends after deduction of non-US withholding tax; gross returns include reinvestment of dividends prior to such deduction. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Foreign (Non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

Capitalization Size Risk: Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources.

These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARKS PERIODS ENDED DECEMBER 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein International Growth Fund
Class A	-17.80%	-16.51%

Class B*	-18.10%	-17.22%

Class C	-18.03%	-17.10%

Advisor Class†	-17.65%	-16.32%

Class R†	-17.91%	-16.78%

Class K†	-17.73%	-16.50%

Class I†	-17.60%	-16.16%

MSCI AC World (ex-U.S.) Index (net)	-16.87%	-13.71%

MSCI AC World (ex-U.S.) Index (gross)	-16.75%	-13.33%

MSCI World (ex-U.S.) Index (net)	-16.16%	-12.21%

* Effective January 31, 2009, Class B Shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	-16.51%	-20.05%
5 Years	-4.87%	-5.69%
10 Years	6.97%	6.51%

Class B Shares
1 Year	-17.22%	-20.53%
5 Years	-5.61%	-5.61%
10 Years(a)	6.33%	6.33%

Class C Shares
1 Year	-17.10%	-17.92%
5 Years	-5.55%	-5.55%
10 Years	6.20%	6.20%

Advisor Class Shares†
1 Year	-16.32%	-16.32%
5 Years	-4.59%	-4.59%
10 Years	7.31%	7.31%

Class R Shares†
1 Year	-16.78%	-16.78%
5 Year	-5.12%	-5.12%
Since Inception*	1.33%	1.33%

Class K Shares†
1 Year	-16.50%	-16.50%
5 Year	-4.83%	-4.83%
Since Inception*	1.62%	1.62%

Class I Shares†
1 Year	-16.16%	-16.16%
5 Year	-4.46%	-4.46%
Since Inception*	2.00%	2.00%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.30%, 2.09%, 2.03%, 1.00%, 1.59%, 1.28% and 0.90% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for Class R, Class K, and Class I shares are listed below.
*	Inception date: 3/1/05.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2011)
SEC Returns

Class A Shares
1 Year	-20.05%
5 Years	-5.69%
10 Years	6.51%

Class B Shares
1 Year	-20.53%
5 Years	-5.61%
10 Years(a)	6.33%

Class C Shares
1 Year	-17.92%
5 Years	-5.55%
10 Years	6.20%

Advisor Class Shares†
1 Year	-16.32%
5 Years	-4.59%
10 Years	7.31%

Class R Shares†
1 Year	-16.78%
5 Years	-5.12%
Since Inception*	1.33%

Class K Shares†
1 Year	-16.50%
5 Years	-4.83%
Since Inception*	1.62%

Class I Shares†
1 Year	-16.16%
5 Years	-4.46%
Since Inception*	2.00%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for Class R, Class K, and Class I shares are listed below.

*	Inception date: 3/1/05.

See Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$822.00	$6.46	1.41%
Hypothetical**	$1,000	$1,018.05	$7.15	1.41%
Class B
Actual	$1,000	$819.00	$10.06	2.20%
Hypothetical**	$1,000	$1,014.08	$11.14	2.20%
Class C
Actual	$1,000	$819.70	$9.79	2.14%
Hypothetical**	$1,000	$1,014.38	$10.84	2.14%
Advisor Class
Actual	$1,000	$823.50	$5.09	1.11%
Hypothetical**	$1,000	$1,019.56	$5.63	1.11%
Class R
Actual	$1,000	$820.90	$7.41	1.62%
Hypothetical**	$1,000	$1,016.99	$8.21	1.62%
Class K
Actual	$1,000	$822.70	$6.00	1.31%
Hypothetical**	$1,000	$1,018.55	$6.65	1.31%
Class I
Actual	$1,000	$824.00	$4.13	0.90%
Hypothetical**	$1,000	$1,020.61	$4.57	0.90%
*	Expenses are equal to the classes’ annualized expense ratios respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Fund Expenses

PORTFOLIO SUMMARY

December 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $960.7

*	All data are as of December 31, 2011. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.1% or less in the following countries: Denmark, India, Indonesia, Israel, Italy, Malaysia, Mexico, Netherlands, Russia, Singapore, Taiwan and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	9

Portfolio Summary

TEN LARGEST HOLDINGS*

December 31, 2011 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
British American Tobacco PLC	$33,309,695	3.5%
Nestle SA	25,199,682	2.6
Samsung Electronics Co., Ltd.	24,384,904	2.6
Partners Group Holding AG	24,036,867	2.5
Anheuser-Busch InBev NV	23,025,593	2.4
BG Group PLC	21,286,432	2.2
Tesco PLC	20,049,391	2.1
BASF SE	19,429,797	2.0
Prudential PLC	18,523,470	1.9
Shire PLC	17,256,590	1.8
	$226,502,421	23.6%

*	Long-term investments.

10	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

December 31, 2011 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.1%
Financials – 18.2%
Capital Markets – 3.8%
Azimut Holding SpA	514,477	$4,109,518
Man Group PLC	4,132,024	8,063,804
Partners Group Holding AG	137,975	24,036,867

		36,210,189

Commercial Banks – 8.2%
Bank Central Asia Tbk PT	6,270,000	5,522,191
Bank Rakyat Indonesia Persero Tbk PT	6,737,000	5,007,767
Chongqing Rural Commercial Bank(a)	3,445,000	1,779,229
CIMB Group Holdings Bhd	2,883,600	6,761,680
HDFC Bank Ltd.	543,600	4,365,113
HSBC Holdings PLC	924,399	7,056,906
Industrial & Commercial Bank of China – Class H	19,875,755	11,765,216
Itausa - Investimentos Itau SA (Preference Shares)	1,744,742	10,551,234
Standard Chartered PLC	760,869	16,642,126
United Overseas Bank Ltd.	785,000	9,238,307

		78,689,769

Diversified Financial Services – 2.3%
Deutsche Boerse AG(a)	149,350	7,816,651
FirstRand, Ltd.	1,953,669	5,013,272
IG Group Holdings PLC	1,321,491	9,780,543

		22,610,466

Insurance – 3.7%
AIA Group Ltd.	5,519,400	17,181,464
Prudential PLC	1,872,160	18,523,470

		35,704,934

Real Estate Management & Development – 0.2%
Etalon Group Ltd. (GDR)(a)(b)	444,119	2,079,420

		175,294,778

Consumer Staples – 13.9%
Beverages – 3.2%
Anheuser-Busch InBev NV	377,263	23,025,593
Cia de Bebidas das Americas (Preference Shares)	205,062	7,398,833

		30,424,426

Food & Staples Retailing – 2.6%
Olam International Ltd.	3,314,727	5,433,400
Tesco PLC	3,204,396	20,049,391

		25,482,791

Food Products – 3.8%
Danone	188,516	11,829,841
Nestle SA	438,839	25,199,682

		37,029,523

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Household Products – 0.8%
Reckitt Benckiser Group PLC	153,985	$7,594,544

Tobacco – 3.5%
British American Tobacco PLC	702,138	33,309,695

		133,840,979

Materials – 12.4%
Chemicals – 5.4%
BASF SE	279,090	19,429,797
Israel Chemicals Ltd.	1,122,550	11,690,675
Linde AG	94,840	14,094,405
Potash Corp. of Saskatchewan, Inc.	175,080	7,236,926

		52,451,803

Containers & Packaging – 0.4%
Klabin SA (Preference Shares)	840,600	3,605,308

Metals & Mining – 6.6%
African Minerals Ltd.(a)	1,170,790	8,000,744
African Rainbow Minerals Ltd.	356,700	7,539,409
Antofagasta PLC	488,520	9,239,162
First Quantum Minerals Ltd.	585,540	11,524,002
Goldcorp, Inc.	285,270	12,659,687
ThyssenKrupp AG	111,380	2,555,363
Vale SA (Sponsored ADR) (Local Preference Shares)	264,143	5,441,346
Xstrata PLC	419,870	6,392,588

		63,352,301

		119,409,412

Consumer Discretionary – 12.1%
Automobiles – 2.3%
Nissan Motor Co., Ltd.	1,420,700	12,722,502
Volkswagen AG (Preference Shares)	61,944	9,261,330

		21,983,832

Diversified Consumer Services – 0.3%
Estacio Participacoes SA	250,600	2,416,992

Hotels, Restaurants & Leisure – 1.7%
Ajisen China Holdings Ltd.	2,822,000	3,103,547
Carnival PLC	322,055	10,615,577
Shangri-La Asia Ltd.	1,389,666	2,393,828

		16,112,952

Internet & Catalog Retail – 0.6%
Rakuten, Inc.	5,313	5,715,995

Media – 1.6%
Informa PLC	829,952	4,653,370
Naspers Ltd.	112,571	4,917,270
SES SA (FDR)	261,793	6,271,686

		15,842,326

12	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – 0.3%
Golden Eagle Retail Group Ltd.	1,504,000	$3,170,459

Specialty Retail – 4.1%
Belle International Holdings Ltd.	4,182,000	7,286,725
Dunelm Group PLC	356,741	2,383,482
Fast Retailing Co., Ltd.	40,700	7,403,527
Hennes & Mauritz AB – Class B	259,730	8,332,126
Yamada Denki Co., Ltd.	79,150	5,391,636
Zhongsheng Group Holdings Ltd.(c)	5,020,500	8,309,576

		39,107,072

Textiles, Apparel & Luxury Goods – 1.2%
Cie Financiere Richemont SA	233,292	11,735,221

		116,084,849

Energy – 12.0%
Energy Equipment & Services – 3.2%
Saipem SpA	218,112	9,226,962
Schlumberger Ltd.	194,417	13,280,625
Technip SA	85,070	7,975,306

		30,482,893

Oil, Gas & Consumable Fuels – 8.8%
Adaro Energy Tbk PT	25,707,000	5,002,789
Afren PLC(a)	6,242,212	8,305,884
Alliance Oil Co., Ltd. (GDR)(a)	733,380	9,086,560
BG Group PLC	996,386	21,286,432
China Shenhua Energy Co., Ltd. – Class H	2,196,000	9,510,185
Exillon Energy PLC(a)	805,300	3,135,295
Gulf Keystone Petroleum Ltd.(a)	1,174,213	3,486,879
NovaTek OAO (Sponsored GDR)(b)	56,653	7,087,021
Tullow Oil PLC	347,086	7,541,550
Ultrapar Participacoes SA	584,300	10,027,312

		84,469,907

		114,952,800

Information Technology – 10.6%
Communications Equipment – 0.8%
ZTE Corp. – Class H	2,329,200	7,275,334

Electronic Equipment, Instruments & Components – 0.6%
Murata Manufacturing Co., Ltd.	117,300	6,007,136

Internet Software & Services – 2.7%
Baidu, Inc./China (Sponsored ADR)(a)	92,350	10,756,004
Mail.ru Group Ltd. (GDR)(a)(b)	179,480	4,658,733
Tencent Holdings Ltd.	523,200	10,469,516

		25,884,253

Semiconductors & Semiconductor Equipment – 4.3%
ARM Holdings PLC	980,181	9,047,532

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

ASML Holding NV	191,467	$7,997,858
Samsung Electronics Co., Ltd.	26,510	24,384,904

		41,430,294

Software – 2.2%
SAP AG	239,742	12,680,347
Temenos Group AG(a)	507,070	8,278,023

		20,958,370

		101,555,387

Industrials – 9.3%
Aerospace & Defense – 1.0%
Safran SA	304,076	9,093,716

Construction & Engineering – 0.3%
Samsung Engineering Co., Ltd.(a)	16,070	2,813,934

Electrical Equipment – 0.7%
Schneider Electric SA	117,792	6,158,324

Industrial Conglomerates – 0.8%
Bidvest Group Ltd.	413,111	7,912,680

Machinery – 3.9%
Atlas Copco AB – Class A	351,410	7,529,490
FANUC Corp.	101,600	15,497,277
Komatsu Ltd.	202,500	4,721,876
Weir Group PLC (The)	316,563	9,991,920

		37,740,563

Professional Services – 1.1%
Experian PLC	778,833	10,586,331

Road & Rail – 0.6%
All America Latina Logistica SA	1,230,300	6,134,186

Trading Companies & Distributors – 0.9%
Wolseley PLC	262,090	8,668,691

		89,108,425

Health Care – 7.2%
Health Care Providers & Services – 0.8%
Fresenius Medical Care AG & Co. KGaA	104,178	7,076,205

Pharmaceuticals – 6.4%
Aspen Pharmacare Holdings Ltd.(a)	485,731	5,814,900
Bayer AG	107,550	6,868,512
Mitsubishi Tanabe Pharma Corp.	325,300	5,139,116
Novo Nordisk A/S – Class B	92,750	10,655,419
Pharmstandard OJSC (GDR)(a)(b)	217,701	3,061,900
Sanofi	138,210	10,102,832
Shire PLC	496,534	17,256,590

14	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	71,392	$2,881,381

		61,780,650

		68,856,855

Telecommunication Services – 1.9%
Diversified Telecommunication Services – 0.6%
Iliad SA	46,644	5,741,043

Wireless Telecommunication Services – 1.3%
America Movil SAB de CV Series L (ADR)	293,866	6,641,372
MTN Group Ltd.	321,729	5,716,245

		12,357,617

		18,098,660

Utilities – 1.5%
Multi-Utilities – 1.5%
National Grid PLC	1,547,180	14,954,711

Total Common Stocks (cost $878,746,789)		952,156,856

WARRANTS – 0.5%
Information Technology – 0.5%
Electronic Equipment, Instruments & Components – 0.5%
Hon Hai Precision Industry Co., Ltd., JPMorgan Chase Bank NA, expiring 9/29/14(a)(b) (cost $6,601,884)	1,890,360	5,149,340

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 0.1%
Time Deposit – 0.1%
Barclays 0.09%, 1/03/12 (cost $400,000)	$400	400,000

Total Investments Before Security Lending Collateral for Securities Loaned – 99.7% (cost $885,748,673)		957,706,196

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.5%
Investment Companies – 0.5%
AllianceBernstein Exchange Reserves – Class I, 0.14%(d) (cost $4,500,000)	4,500,000	$4,500,000

Total Investments – 100.2% (cost $890,248,673)		962,206,196
Other assets less liabilities – (0.2)%		(1,482,291)

Net Assets – 100.0%		$960,723,905

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Capital Inc.:
Japanese Yen settling 2/15/12	986,354	$12,880,198	$12,823,648	$(56,550)
Norwegian Krone settling 2/15/12	32,613	5,910,316	5,444,652	(465,664)
Swedish Krona settling 2/15/12	19,544	2,779,652	2,833,684	54,032
Swedish Krona settling 2/15/12	142,232	21,604,143	20,622,216	(981,927)
BNP Paribas SA:
Norwegian Krone settling 2/15/12	161,668	28,712,393	26,990,037	(1,722,356)
Brown Brothers Harriman & Co.:
Australian Dollar settling 2/15/12	13,158	12,973,262	13,390,854	417,592
Credit Suisse First Boston:
Australian Dollar settling 2/15/12	2,584	2,600,279	2,629,728	29,449
Australian Dollar settling 2/15/12	9,432	9,876,907	9,598,915	(277,992)
Australian Dollar settling 2/15/12	13,212	13,361,296	13,445,810	84,514
Great British Pound settling 2/15/12	5,490	8,741,617	8,522,568	(219,049)
Goldman Sachs:
Euro settling 2/15/12	20,244	26,305,053	26,209,184	(95,869)
Royal Bank of Scotland:
Japanese Yen settling 2/15/12	6,246,162	80,591,479	81,206,732	615,253
UBS Securities LLC:
Canadian Dollar settling 2/15/12	23,649	23,252,316	23,191,365	(60,951)
Westpac Banking Corp.:
Australian Dollar settling 2/15/12	9,249	9,472,548	9,412,677	(59,871)
Australian Dollar settling 2/15/12	4,320	4,266,216	4,396,450	130,234

16	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2011	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Capital Inc.:
Great British Pound settling 2/15/12	3,089	$4,823,813	$4,795,303	$28,510
Japanese Yen settling 2/15/12	1,718,569	22,066,885	22,343,220	(276,335)
Citibank:
Euro settling 2/15/12	44,507	61,317,961	57,621,624	3,696,337
Euro settling 2/15/12	10,900	15,250,681	14,111,841	1,138,840
Deutsche Bank:
Swiss Franc settling 2/15/12	2,311	2,518,787	2,462,337	56,450
Morgan Stanley:
Canadian Dollar settling 2/15/12	9,080	8,718,848	8,904,292	(185,444)
Royal Bank of Canada:
Swedish Krona settling 2/15/12	24,063	3,597,549	3,488,894	108,655
Swiss Franc settling 2/15/15	13,788	15,412,647	14,690,918	721,729
Royal Bank of Scotland:
Norwegian Krone settling 2/15/12	15,486	2,580,720	2,585,346	(4,626)
Standard Chartered Bank:
Great British Pound settling 2/15/12	55,436	89,133,881	86,057,761	3,076,120
UBS Securities LLC:
Japanese Yen settling 2/15/12	1,410,701	18,183,823	18,340,609	(156,786)
Swiss Franc settling 2/15/12	18,961	19,968,806	20,202,677	(233,871)

				$5,360,424

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the aggregate market value of these securities amounted to $22,036,414 or 2.3% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

FDR – Fiduciary Depositary Receipt

GDR – Global Depositary Receipt

OJSC – Open Joint Stock Company

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	17

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2011 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $885,748,673)	$957,706,196 (a)
Affiliated issuers (cost of investment of cash collateral for securities loaned of $4,500,000)	4,500,000
Cash	80,811
Foreign currencies, at value (cost $2,059,760)	2,048,903
Unrealized appreciation of forward currency exchange contracts	10,157,715
Dividends and interest receivable	1,953,993
Receivable for capital stock sold	1,088,832
Receivable for investment securities sold and foreign currency contracts	431,478

Total assets	977,967,928

Liabilities
Payable for capital stock redeemed	6,083,240
Unrealized depreciation of forward currency exchange contracts	4,797,291
Payable for collateral received on securities loaned	4,500,000
Advisory fee payable	620,266
Distribution fee payable	293,327
Transfer Agent fee payable	153,278
Administrative fee payable	25,450
Payable for investment securities purchased and foreign currency contracts	9,155
Accrued expenses and other liabilities	762,016

Total liabilities	17,244,023

Net Assets	$960,723,905

Composition of Net Assets
Capital stock, at par	$76,525
Additional paid-in capital	1,909,402,535
Distributions in excess of net investment income	(5,810,220)
Accumulated net realized loss on investment and foreign currency transactions	(1,020,161,991)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	77,217,056

$960,723,905

18	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$623,491,466	49,050,847	$12.71	*

B	$27,124,793	2,350,180	$11.54

C	$109,230,510	9,426,587	$11.59

Advisor	$134,958,366	10,499,888	$12.85

R	$29,059,827	2,301,853	$12.62

K	$9,668,551	763,827	$12.66

I	$27,190,392	2,131,943	$12.75

(a)	Includes securities on loan with a value of $4,162,244 (See Note E).

*	The maximum offering price per share for Class A shares was $13.27 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	19

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2011 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $388,288)	$8,492,147
Affiliated issuers	153
Interest	5,446
Securities lending income	4,241	$8,501,987

Expenses
Advisory fee (see Note B)	4,230,144
Distribution fee—Class A	1,090,782
Distribution fee—Class B	156,131
Distribution fee—Class C	654,321
Distribution fee—Class R	85,177
Distribution fee—Class K	13,743
Transfer agency—Class A	924,993
Transfer agency—Class B	53,938
Transfer agency—Class C	185,139
Transfer agency—Advisor Class	209,490
Transfer agency—Class R	44,292
Transfer agency—Class K	10,994
Transfer agency—Class I	6,545
Custodian	219,328
Printing	154,192
Registration fees	72,128
Administrative	34,592
Directors’ fees	26,496
Audit	24,840
Legal	24,288
Miscellaneous	40,112

Total expenses		8,261,665

Net investment income		240,322

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(15,413,109)
Futures contracts		496,194
Foreign currency transactions		(2,768,586)
Net change in unrealized appreciation/depreciation of:
Investments		(225,960,419)
Futures contracts		(732,252)
Foreign currency denominated assets and liabilities		3,414,959

Net loss on investment and foreign currency transactions		(240,963,213)

Net Decrease in Net Assets from Operations		$(240,722,891)

See notes to financial statements.

20	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2011 (unaudited)		Year Ended June 30, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$240,322		$13,604,955
Net realized gain (loss) on investment and foreign currency transactions	(17,685,501)		159,082,574
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(223,277,712)		271,541,100
Contributions from Adviser (see Note B)	– 0	–	80,243

Net increase (decrease) in net assets from operations	(240,722,891)		444,308,872
Dividends to Shareholders from
Net investment income
Class A	(5,945,534)		(30,409,668)
Class B	– 0	–	(1,200,941)
Class C	– 0	–	(5,038,136)
Advisor Class	(1,611,876)		(10,853,896)
Class R	(144,090)		(1,372,108)
Class K	(92,516)		(493,416)
Class I	(407,367)		(1,262,226)
Capital Stock Transactions
Net decrease	(226,184,011)		(513,133,917)

Total decrease	(475,108,285)		(119,455,436)
Net Assets
Beginning of period	1,435,832,190		1,555,287,626

End of period (including distributions in excess of net investment income of $(5,810,220) and undistributed net investment income of $2,150,841, respectively)	$960,723,905		$1,435,832,190

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	21

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

December 31, 2011 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein International Growth Fund, Inc. (the “Fund”), organized as a Maryland corporation on March 16, 1994, is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc.

22	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

(“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	23

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

24	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2011:

Investments in Securities	Level 1		Level 2		Level 3			Total
Common Stocks:
Financials	$10,551,234		$164,743,544		$	– 0	–	$175,294,778
Consumer Staples	7,398,833		126,442,146			– 0	–	133,840,979
Materials	35,025,924		84,383,488			– 0	–	119,409,412
Consumer Discretionary	2,416,992		113,667,857			– 0	–	116,084,849
Energy	23,307,937		91,644,863			– 0	–	114,952,800
Information Technology	10,756,004		90,799,383			– 0	–	101,555,387
Industrials	6,134,186		82,974,239			– 0	–	89,108,425
Health Care	2,881,381		65,975,474			– 0	–	68,856,855
Telecommunication Services	6,641,372		11,457,288			– 0	–	18,098,660
Utilities	– 0	–	14,954,711			– 0	–	14,954,711
Warrants	– 0	–	– 0	–		5,149,340		5,149,340
Short-Term Investments	400,000		– 0	–		– 0	–	400,000
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	4,500,000		– 0	–		– 0	–	4,500,000

Total Investments in Securities	110,013,863		847,042,993	†		5,149,340		962,206,196

Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	– 0	–	10,157,715			– 0	–	10,157,715
Liabilities
Forward Currency Exchange Contracts	– 0	–	(4,797,291)			– 0	–	(4,797,291)

Total	$110,013,863		$852,403,417			$5,149,340		$967,566,620

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	25

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Financials			Warrants			Total
Balance as of 6/30/11		$2,474,467		$	– 0	–	$2,474,467
Accrued discounts/ (premiums)		– 0	–		– 0	–	– 0	–
Realized gain (loss)		(1,028,869)			(86,851)		(1,115,720)
Change in unrealized appreciation/ depreciation		9,938			(684,888)		(674,950)
Purchases		– 0	–		– 0	–	– 0	–
Sales		(1,455,536)			(292,623)		(1,748,159)
Transfers into Level 3		– 0	–		6,213,702		6,213,702
Transfers out of Level 3		– 0	–		– 0	–	– 0	–

Balance as of 12/31/11	$	– 0	–		$5,149,340		$5,149,340

Net change in unrealized appreciation/depreciation from investments held as of 12/31/11	$	– 0	–		$(684,888)		$(684,888	)**

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders.

26	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.65%, 2.35%, 2.35%, 1.35%, 1.85%, 1.60% and 1.35% of the daily average net assets for

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	27

Notes to Financial Statements

Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps will expire on November 1, 2012 and then may be extended by the Adviser for additional one year terms. For the six months ended December 31, 2011, there was no such reimbursement.

For the six months ended December 31, 2011 and the year ended June 30, 2011, the Adviser reimbursed the Fund $0 and $80,243, respectively, for trading losses incurred due to trade entry errors.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2011, such fee amounted to $34,592.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $415,869 for the six months ended December 31, 2011.

For the six months ended December 31, 2011, there was no reduction to the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,069 from the sale of Class A shares and received $7,787, $7,274 and $989 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended December 31, 2011.

Brokerage commissions paid on investment transactions for the six months ended December 31, 2011, amounted to $1,212,481, of which $0 and $4,121 was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to

28	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,560,690, $3,997,011, $658,882 and $178,157 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$407,219,309		$603,784,573
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts) are as follows:

Gross unrealized appreciation	$162,977,865
Gross unrealized depreciation	(91,020,342)

Net unrealized appreciation	$71,957,523

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	29

Notes to Financial Statements

foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

During the six months ended December 31, 2011, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures Contracts

The Fund may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon or non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

30	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended December 31, 2011, the Fund held futures contracts for hedging purposes.

At December 31, 2011, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$10,157,715	Unrealized depreciation of forward currency exchange contracts	$4,797,291

Total		$10,157,715		$4,797,291

The effect of derivative instruments on the statement of operations for the six months ended December 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain/(loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	$496,194	$(732,252)

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(1,920,352)	3,558,280

Total		$(1,424,158)	$2,826,028

For the six months ended December 31, 2011, the average monthly principal amount of foreign currency exchange contracts was $1,156,701,360. For one

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	31

Notes to Financial Statements

month of the six month period, the average monthly notional amount of futures contracts was $24,490,281.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all securities loans will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2011, the Fund had securities on loan with a value of $4,162,244

32	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $4,500,000. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Fund earned securities lending income of $4,241 and $153 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended December 31, 2011; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended December 31, 2011 is as follows:

Market Value June 30, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)		Market Value December 31, 2011 (000)	Dividend Income (000)
$ – 0 –	$4,500	$	– 0 –	$4,500	$0	*

*	Amount is less than $500.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	33

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended December 31, 2011 (unaudited)		Year Ended June 30, 2011	Six Months Ended December 31, 2011 (unaudited)		Year Ended June 30, 2011

Class A
Shares sold	2,954,580		8,253,013	$39,216,671		$123,428,302

Shares issued in reinvestment of dividends and distributions	418,883		1,798,187	5,231,849		27,080,693

Shares converted from Class B	110,858		313,051	1,482,911		4,649,593

Shares redeemed	(12,756,525)		(27,951,494)	(172,353,846)		(416,883,628)

Net decrease	(9,272,204)		(17,587,243)	$(126,422,415)		$(261,725,040)

Class B
Shares sold	23,750		87,983	$288,496		$1,192,297

Shares issued in reinvestment of dividends and distributions	– 0	–	80,176	– 0	–	1,095,206

Shares converted to Class A	(122,871)		(345,880)	(1,482,911)		(4,649,593)

Shares redeemed	(314,185)		(1,011,374)	(3,858,222)		(13,639,395)

Net decrease	(413,306)		(1,189,095)	$(5,052,637)		$(16,001,485)

Class C
Shares sold	198,496		646,249	$2,426,463		$8,803,638

Shares issued in reinvestment of dividends and distributions	– 0	–	331,704	– 0	–	4,547,672

Shares redeemed	(2,495,986)		(5,835,492)	(30,248,822)		(79,138,273)

Net decrease	(2,297,490)		(4,857,539)	$(27,822,359)		$(65,786,963)

Advisor Class
Shares sold	1,311,175		5,052,012	$18,064,663		$77,106,329

Shares issued in reinvestment of dividends and distributions	107,844		600,428	1,362,069		9,138,519

Shares redeemed	(5,410,186)		(15,708,632)	(76,546,792)		(242,071,787)

Net decrease	(3,991,167)		(10,056,192)	$(57,120,060)		$(155,826,939)

34	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended December 31, 2011 (unaudited)	Year Ended June 30, 2011	Six Months Ended December 31, 2011 (unaudited)	Year Ended June 30, 2011

Class R
Shares sold	289,267	913,403	$3,826,722	$13,489,276

Shares issued in reinvestment of dividends and distributions	11,611	91,841	144,086	1,372,106

Shares redeemed	(745,138)	(1,745,221)	(9,944,959)	(26,052,402)

Net decrease	(444,260)	(739,977)	$(5,974,151)	$(11,191,020)

Class K
Shares sold	132,681	417,286	$1,700,433	$6,187,317

Shares issued in reinvestment of dividends and distributions	7,437	32,916	92,516	493,412

Shares redeemed	(378,469)	(434,099)	(5,412,309)	(6,466,147)

Net increase (decrease)	(238,351)	16,103	$(3,619,360)	$214,583

Class I
Shares sold	256,396	426,968	$3,411,460	$6,266,116

Shares issued in reinvestment of dividends and distributions	32,512	83,480	407,367	1,262,226

Shares redeemed	(309,375)	(667,414)	(3,991,856)	(10,345,395)

Net decrease	(20,467)	(156,966)	$(173,029)	$(2,817,053)

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	35

Notes to Financial Statements

generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2011.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2012 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended June 30, 2011 and June 30, 2010 were as follows:

36	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

	2011		2010
Distributions paid from:
Ordinary income	$50,630,391		$55,111,402
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$50,630,391		$55,111,402

As of June 30, 2011, the components of accumulated earning/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$7,904,706
Accumulated capital and other losses	(994,202,648	)(a)
Unrealized appreciation/(depreciation)	286,467,042	(b)

Total accumulated earnings/(deficit)	$(699,830,900)

(a)

On June 30, 2011, the Fund had a net capital loss carryforward for federal income tax purposes of $994,202,648 of which $294,082,640 expires in the year 2017 and $700,120,008 expires in the year 2018. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended June 30, 2011, the Fund utilized capital loss carryforwards of $157,153,522.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of Passive Foreign Investment Companies (PFICs) and the tax treatment of derivatives.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE J

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	37

Notes to Financial Statements

derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

38	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2011 (unaudited)	Year Ended June 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 15.61	$ 12.33	$ 11.48	$ 19.18	$ 20.85	$ 16.93

Income From Investment Operations
Net investment income(a)	.01	.13	.10	.19	.27	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.79)	3.60	1.14	(7.59)	(.53)	4.56
Contributions from Adviser	– 0	–	.00	(b)	.00	(b)	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	(2.78)	3.73	1.24	(7.40)	(.26)	4.79

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.45)	(.39)	(.28)	(.17)	(.15)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.02)	(1.24)	(.72)

Total dividends and distributions	(.12)	(.45)	(.39)	(.30)	(1.41)	(.87)

Net asset value, end of period	$ 12.71	$ 15.61	$ 12.33	$ 11.48	$ 19.18	$ 20.85

Total Return
Total investment return based on net asset value(c)	(17.80)%	30.34	%*	10.39%	(39.15)%	(1.80)%	29.16%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$623,491	$910,267	$935,695	$1,106,113	$2,128,533	$1,630,491
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.41	%(d)	1.30	%(e)	1.31	%(e)	1.34%	1.23%	1.27%
Expenses, before waivers/reimbursements	1.41	%(d)	1.30	%(e)	1.31	%(e)	1.34%	1.23%	1.27%
Net investment income	.10	%(d)	.85	%(e)	.73	%(e)	1.58%	1.35%	1.21%
Portfolio turnover rate	36%	67%	121%	103%	90%	68%

See footnote summary on page 46.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended December 31, 2011 (unaudited)	Year Ended June 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.09	$ 11.17	$ 10.42	$ 17.50	$ 19.15	$ 15.65

Income From Investment Operations
Net investment income (loss)(a)	(.04)	.01	(.01)	.08	.09	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.51)	3.26	1.03	(6.95)	(.45)	4.22
Contributions from Adviser	– 0	–	.00	(b)	.00	(b)	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	(2.55)	3.27	1.02	(6.87)	(.36)	4.28

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.35)	(.27)	(.19)	(.05)	(.06)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.02)	(1.24)	(.72)

Total dividends and distributions	– 0	–	(.35)	(.27)	(.21)	(1.29)	(.78)

Net asset value, end of period	$ 11.54	$ 14.09	$ 11.17	$ 10.42	$ 17.50	$ 19.15

Total Return
Total investment return based on net asset value(c)	(18.10)%	29.37	%*	9.49%	(39.70)%	(2.45)%	28.18%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,125	$38,943	$44,166	$55,832	$114,406	$136,704
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.20	%(d)	2.09	%(e)	2.10	%(e)	2.12%	1.97%	2.00%
Expenses, before waivers/reimbursements	2.20	%(d)	2.09	%(e)	2.10	%(e)	2.12%	1.97%	2.01%
Net investment income (loss)	(.69	)%(d)	.05	%(e)	(.06	)%(e)	.74%	.48%	.37%
Portfolio turnover rate	36%	67%	121%	103%	90%	68%

See footnote summary on page 46.

40	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2011 (unaudited)	Year Ended June 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.14	$ 11.21	$ 10.45	$ 17.53	$ 19.18	$ 15.67

Income From Investment Operations
Net investment income (loss)(a)	(.04)	.01	.00	(b)	.09	.12	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.51)	3.27	1.03	(6.96)	(.48)	4.19
Contributions from Adviser	– 0	–	.00	(b)	.00	(b)	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	(2.55)	3.28	1.03	(6.87)	(.36)	4.29

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.35)	(.27)	(.19)	(.05)	(.06)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.02)	(1.24)	(.72)

Total dividends and distributions	– 0	–	(.35)	(.27)	(.21)	(1.29)	(.78)

Net asset value, end of period	$ 11.59	$ 14.14	$ 11.21	$ 10.45	$ 17.53	$ 19.18

Total Return
Total investment return based on net asset value(c)	(18.03)%	29.36	%*	9.56%	(39.63)%	(2.45)%	28.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$109,231	$165,821	$185,848	$228,402	$542,520	$444,496
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.14	%(d)	2.03	%(e)	2.03	%(e)	2.07%	1.94%	1.98%
Expenses, before waivers/reimbursements	2.14	%(d)	2.03	%(e)	2.03	%(e)	2.07%	1.94%	1.98%
Net investment income (loss)	(.62	)%(d)	.10	%(e)	.01	%(e)	.77%	.62%	.55%
Portfolio turnover rate	36%	67%	121%	103%	90%	68%

See footnote summary on page 46.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	41

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2011 (unaudited)	Year Ended June 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 15.80	$ 12.48	$ 11.61	$ 19.39	$ 21.05	$ 17.08

Income From Investment Operations
Net investment income(a)	.03	.18	.15	.23	.35	.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.82)	3.63	1.15	(7.67)	(.54)	4.57
Contributions from Adviser	– 0	–	.00	(b)	.00	(b)	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	(2.79)	3.81	1.30	(7.44)	(.19)	4.88

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.49)	(.43)	(.32)	(.23)	(.19)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.02)	(1.24)	(.72)

Total dividends and distributions	(.16)	(.49)	(.43)	(.34)	(1.47)	(.91)

Net asset value, end of period	$ 12.85	$ 15.80	$ 12.48	$ 11.61	$ 19.39	$ 21.05

Total Return
Total investment return based on net asset value(c)	(17.65)%	30.65	%*	10.77%	(39.02)%	(1.49)%	29.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$134,958	$229,011	$306,231	$302,956	$544,154	$319,322
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.11	%(d)	1.00	%(e)	1.01	%(e)	1.05%	.93%	.97%
Expenses, before waivers/reimbursements	1.11	%(d)	1.00	%(e)	1.01	%(e)	1.05%	.93%	.97%
Net investment income	.39	%(d)	1.20	%(e)	1.12	%(e)	1.88%	1.74%	1.62%
Portfolio turnover rate	36%	67%	121%	103%	90%	68%

See footnote summary on page 46.

42	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended December 31, 2011 (unaudited)	Year Ended June 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 15.45	$ 12.22	$ 11.39	$ 19.06	$ 20.75	$ 16.90

Income From Investment Operations
Net investment income (loss)(a)	(.01)	.09	.07	.17	.25	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.76)	3.56	1.13	(7.57)	(.55)	4.52
Contributions from Adviser	– 0	–	.00	(b)	.00	(b)	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	(2.77)	3.65	1.20	(7.40)	(.30)	4.72

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.42)	(.37)	(.25)	(.15)	(.15)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.02)	(1.24)	(.72)

Total dividends and distributions	(.06)	(.42)	(.37)	(.27)	(1.39)	(.87)

Net asset value, end of period	$ 12.62	$ 15.45	$ 12.22	$ 11.39	$ 19.06	$ 20.75

Total Return
Total investment return based on net asset value(c)	(17.91)%	29.98	%*	10.17%	(39.33)%	(2.03)%	28.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,060	$42,414	$42,587	$41,265	$64,985	$29,638
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.62	%(d)	1.59	%(e)	1.58	%(e)	1.56%	1.49%	1.56%
Expenses, before waivers/reimbursements	1.62	%(d)	1.59	%(e)	1.58	%(e)	1.56%	1.49%	1.56%
Net investment income (loss)	(.10	)%(d)	.58	%(e)	.51	%(e)	1.44%	1.24%	1.02%
Portfolio turnover rate	36%	67%	121%	103%	90%	68%

See footnote summary on page 46.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	43

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended December 31, 2011 (unaudited)	Year Ended June 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 15.54	$ 12.29	$ 11.45	$ 19.14	$ 20.82	$ 16.95

Income From Investment Operations
Net investment income(a)	.01	.15	.11	.20	.29	.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.77)	3.57	1.14	(7.59)	(.54)	4.47
Contributions from Adviser	– 0	–	.00	(b)	.00	(b)	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	(2.76)	3.72	1.25	(7.39)	(.25)	4.78

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.47)	(.41)	(.28)	(.19)	(.19)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.02)	(1.24)	(.72)

Total dividends and distributions	(.12)	(.47)	(.41)	(.30)	(1.43)	(.91)

Net asset value, end of period	$ 12.66	$ 15.54	$ 12.29	$ 11.45	$ 19.14	$ 20.82

Total Return
Total investment return based on net asset value(c)	(17.73)%	30.39	%*	10.51%	(39.19)%	(1.78)%	29.13%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$9,669	$15,570	$12,117	$11,486	$15,104	$8,169
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.31	%(d)	1.28	%(e)	1.27	%(e)	1.28%	1.26%	1.26%
Expenses, before waivers/reimbursements	1.31	%(d)	1.28	%(e)	1.27	%(e)	1.28%	1.26%	1.26%
Net investment income	.17	%(d)	.99	%(e)	.84	%(e)	1.79%	1.45%	1.60%
Portfolio turnover rate	36%	67%	121%	103%	90%	68%

See footnote summary on page 46.

44	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended December 31, 2011 (unaudited)	Year Ended June 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 15.71	$ 12.40	$ 11.55	$ 19.27	$ 20.92	$ 16.98

Income From Investment Operations
Net investment income(a)	.04	.21	.16	.27	.35	.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.81)	3.61	1.15	(7.64)	(.52)	4.54
Contributions from Adviser	– 0	–	.00	(b)	.00	(b)	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	(2.77)	3.82	1.31	(7.37)	(.17)	4.86

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.51)	(.46)	(.33)	(.24)	(.20)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.02)	(1.24)	(.72)

Total dividends and distributions	(.19)	(.51)	(.46)	(.35)	(1.48)	(.92)

Net asset value, end of period	$ 12.75	$ 15.71	$ 12.40	$ 11.55	$ 19.27	$ 20.92

Total Return
Total investment return based on net asset value(c)	(17.60)%	30.97	%*	10.86%	(38.90)%	(1.39)%	29.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,190	$33,806	$28,644	$25,659	$27,460	$19,421
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90	%(d)	.90	%(e)	.88	%(e)	.86%	.84%	.90%
Expenses, before waivers/reimbursements	.90	%(d)	.90	%(e)	.88	%(e)	.86%	.84%	.90%
Net investment income	.61	%(d)	1.37	%(e)	1.21	%(e)	2.37%	1.70%	1.70%
Portfolio turnover rate	36%	67%	121%	103%	90%	68%

See footnote summary on page 46.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	45

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the year ended June 30, 2011 by 0.01%.

See notes to financial statements.

46	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.,(1) Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent
Compliance Officer

Robert Alster(2), Vice President

Sharon E. Fay, Vice President

William A. Johnston(2), Vice President

Daniel C. Roarty(2), Vice President

Tassos M. Stassopoulos(2) , Vice President Christopher M. Toub(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109-3661

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the AllianceBernstein International Growth Fund’s portfolio are made by the Adviser’s International Growth sector heads, with oversight by the Adviser’s International Growth Investment Advisory Members. Messrs. Alster, Johnston, Roarty, Stassopoulos and Toub are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	47

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein International Growth Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	On July 25, 2008, the Fund acquired International Research Growth Fund, Inc. Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

48	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

FUND ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$1,642.2	International Growth Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $101,311 (0.01% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund was operating below its expense caps during its most recently completed semi-annual period;

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	49

accordingly, the expense limitation undertaking of the Fund was of no effect. In addition, set forth below are the gross expense ratios of the Fund for the most recent semi-annual period:4

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[5] (as of 12/31/10)		Fiscal Year End
International Growth Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	1.35 1.65 2.35 2.35 1.85 1.60 1.35	% % % % % % %	1.08 1.39 2.17 2.11 1.62 1.31 0.93	% % % % % % %	June 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at

4	Semi-annual total expense ratios are unaudited

5	Annualized.

50	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2011 net assets:7

Fund	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
International Growth Fund, Inc.	$1,642.2	International Research Growth 85 bp on 1st $25 million 65 bp on next $25 million 55bp on next $50 million 45 bp on the balance Minimum account size: $25m	0.462%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.8 Also shown is the

6	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	51

Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
International Growth Fund, Inc.	International Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the Fund.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

9	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

10	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

52	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

The Fund’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Rank
International Growth Fund, Inc.[13]	0.750	0.888	2/12

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.14

Fund	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Growth Fund, Inc.[16]	1.307	1.431	3/12	1.500	17/85

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

12	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements made by the Adviser to the Fund for expense caps that would effectively reduce the actual management fee.

13	The Fund’s EG includes the Fund, three other International Multi-Cap Growth Funds (“IMLG”), four International Multi-Cap Value Funds (“IMLV”) and four International Multi-Cap Core Funds (“IMLC”).

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

16	The Fund’s EU includes the Fund, EG and all other IMLG, IMLV and IMLC funds, excluding outliers.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	53

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2010, relative to 2009.17

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $15,559, $6,768,477 and $97,549 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder

17	It should be noted that at the August 2, 2011 meeting, the Adviser presented to the Board revised profitability figures with the respect to the Fund.

54	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $1,361,056 in fees from the Fund.18

The Fund did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any future business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,19 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated

18	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, there were no fees paid by the Fund to ABIS under the offset agreement between the Fund and ABIS.

19	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

20	The Deli study was originally published in 2002 based on 1997 data.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	55

the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5, and 10 year performance rankings of the Fund23 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)24 for the periods ended February 28, 2011.25

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	19.35	20.21	22.52	9/12	27/34
3 year	-4.69	-2.40	-1.09	10/11	25/27
5 year	1.71	4.35	2.76	8/11	12/18
10 year	7.29	7.18	4.31	4/8	2/11

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

23	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by Lipper.

24	The Fund’s PG is identical to the Fund’s respective EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in a PU is somewhat different from that of an EU.

25	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

56	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)26 versus its benchmark.27 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

	Periods Ending February 28, 2011 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
International Growth Fund, Inc.	19.35	-4.69	1.71	7.29	7.92	20.46	0.34	10
MSCI AC World ex US Index (Net)	21.12	-0.56	4.23	6.64	N/A	19.08	0.32	10
MSCI World ex US Index (Net)	21.22	-1.41	3.04	5.43	5.66	N/A	N/A	N/A
Inception Date: June 2, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

26	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

27	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2011.

28	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be regarded as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	57

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

58	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	59

NOTES

60	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IG-0152-1211

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein International Growth Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: February 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: February 23, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: February 23, 2012